UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-7561

Name of Fund:  Merrill Lynch Global Value Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Global Value Fund, Inc., 800 Scudders Mill Road,
   Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011,
   Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/04

Date of reporting period: 01/01/04 - 06/30/04

Item 1 - Report to Stockholders



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Global Value Fund, Inc.


Semi-Annual Report
June 30, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch Global Value Fund, Inc.



Portfolio Information as of June 30, 2004


                                           Percent of
Ten Largest Equity Holdings                Net Assets

Foundry Networks, Inc.                         1.8%
TNT Post Group NV                              1.7
American Home Mortgage Investment Corp.        1.7
Johnson & Johnson                              1.7
Pfizer, Inc.                                   1.6
Colgate-Palmolive Company                      1.6
Metro AG                                       1.6
Nestle SA (Registered Shares)                  1.6
TotalFinaElf SA                                1.4
Computer Associates International, Inc.        1.4


                                           Percent of
Geographic Allocation By Region           Net Assets*

North America                                 57.7%
Europe                                        21.8
Pacific Basin/Asia                            17.3
Latin America                                  0.3

*Total may not equal 100%.


                                           Percent of
Five Largest Industries*                   Net Assets

Commercial Banks                               6.6%
Oil & Gas                                      6.3
Insurance                                      5.9
Pharmaceuticals                                5.4
Health Care Providers & Services               4.8

*For Fund compliance purposes, "Industries" means any one or more industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004



A Letter From the President


Dear Shareholder

Equity markets largely posted positive results for the most recent reporting periods. The U.S. stock market, as measured by the Standard & Poor's 500 Index, had respective returns of +3.44% and +19.11% for the six-month and 12-month periods ended June 30, 2004. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index, which measures the performance of equity markets in 21 developed nations (excluding the United States and Canada), returned +4.56% and +32.37% for the six-month and 12-month periods, respectively. Emerging markets, as represented by the MSCI Emerging Markets Index, returned -.97% and +33.14% for the same periods.

In many cases, market returns were supported by improving economies in important areas around the globe. In particular, low interest rates and tax cuts in the United States opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. Evidencing the strength of the U.S. economy, the Federal Reserve Board moved to "normalize" interest rates with a 25 basis point (.25%) increase on June 30. Since the United States represents 32% of global gross domestic product, the acceleration of its economy has provided encouragement to other areas of the world.

Elsewhere, China has recorded a remarkable rate of economic expansion, which has helped fuel growth in the economies of its trading partners. Given efforts to preempt inflation, China's growth is expected to ease somewhat in 2004, but still expand at a rate of 7% - 8%. Japan, in the meantime, has begun to emerge from 13 years of sluggish growth. In Europe, the European Union welcomed 10 new member nations in May, and the enhanced integration may create further economic opportunities.

At June month-end, we also witnessed the transfer of power in Iraq. Although the market reaction to this pivotal event is yet to unfold, we can be sure that global markets will always fluctuate. Still, many of the world's economies are much stronger today than they were just one year ago. With this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, you should consult with your financial advisor, who can help you assess the market and economic environment and then develop a strategy most suitable for your circumstances and financial goals.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004



A Discussion With Your Fund's Portfolio Managers


The Fund has added several positions that we expect to perform strongly in the event of a continuing global economic recovery.


How did the Fund perform during the period in light of the existing market conditions?

In the first six months of 2004, global equity markets lost the momentum built up during the second half of 2003. Investors began to focus on the likelihood of earnings growth slowing in the face of rising interest rates. China took steps to curb its torrid pace of economic growth following a steep run-up in commodity prices. Energy prices rose sharply as global economic growth strained the ability of producers to meet demand, and the world oil supply appeared to be increasingly vulnerable to disruptions. Energy and industrial stocks performed well during this period, while technology shares sold off.

For the six-month period ended June 30, 2004, Merrill Lynch
Global Value Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +.27%, -.18%, -.09%, +.35% and +.54%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Fund's benchmark, the Morgan Stanley Capital International World Index, returned +3.52% and its comparable Lipper category of Global Multi-Cap Value Funds had an average return of +2.90%. (Funds in this Lipper category invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-cap range over an extended period of time. These Funds invest in companies both inside and outside the United States.)

The Fund's underperformance is attributed primarily to stock selection, particularly in the technology and consumer discretionary sectors. Our technology stocks declined meaningfully, along with the broad technology sell-off in the first half of the year. The biggest detractors for the six months were Foundry Networks, Inc., Lattice Semiconductor Corporation, Clear Channel Communications, Inc. and Pier 1 Imports, Inc. The industrials and utilities sectors also detracted from relative performance. SPX Corp. was a notable underperformer within the industrial sector.

The Fund's performance was enhanced by positive relative returns in the financials, telecommunication services, health care, consumer staples and energy sectors. Individual stocks that made the largest contribution on a relative basis were American Home Mortgage Investment Corp., National-Oilwell, Inc., Colgate-Palmolive Company and Capital One Financial Corporation. National-Oilwell, which manufactures oil drilling equipment, performed strongly as demand grew for new drilling rigs, especially in China and Russia.


What changes were made to the portfolio during the period?

In the first half of the year, we added several new positions in the information technology sector as the valuations became increasingly attractive. We acquired significant new holdings in Foundry Networks, EMC Corp. and Oracle Corporation. We continued to take advantage of the extremely attractive valuations available in the South Korean market by initiating positions in several technology companies, including Samsung Electronics, Seoul Semiconductor Co., Ltd., You Eal Electronics Co., Ltd., KH Vatec Co., Ltd. and Fine DNC Co., Ltd.

We added several new energy holdings including ConocoPhillips, Devon Energy Corporation, EnCana Corp., Canadian Oil Sands Trust, BJ Services Company and Precision Drilling Corporation. We sold our position in Shell Transport & Trading Company, following a reassessment of the investment case. Meanwhile, energy prices have risen sharply, as investors and traders began to focus on the potential for supply disruptions, and as energy production growth comes increasingly from volatile regions, such as the Middle East and Russia. We believe the supply risks, combined with emerging market demand growth, bode well for the long-term profitability of energy producers, service companies and equipment manufacturers.

We increased our holdings in health care stocks to a market weight, as valuations have become increasingly attractive. We initiated new positions in Laboratory Corporation of America Holdings, GlaxoSmithKline PLC and UnitedHealth Group Incorporated.



MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004



We reduced our holdings in the financials sector, as we took profits in stocks that had appreciated strongly. We added PXRE Group (reinsurance) as a new significant position in this sector. Similarly, we reduced our holdings in the utility and telecommunications sectors, as we took profits and found more attractive opportunities elsewhere. We eliminated our long-term holdings in ALLTEL Corporation and AES Corporation. We acquired new holdings in several telecommunication service providers, including Nextel Communications, Inc. and SK Telecom Co., Ltd. (South Korea).

Within the industrials sector, we eliminated our long-term holding in SPX Corp., as we began to question management credibility following a significant earnings disappointment. We sold Siemens AG following a period of strong performance, and acquired new positions in several industrials, including Kone Corporation (a Finnish manufacturer of elevators and cargo handling equipment) and Kubota Corporation (a Japanese machinery company). Within the materials sector, we eliminated positions in E.I. du Pont de Nemours and Company and Inco Limited following periods of good performance, and added Peabody Energy.

We sold our position in Liberty Media Corporation, following a reassessment of the investment case. We built up significant new holdings in two retailers, Sears, Roebuck & Co. and Kohl's
Corporation.


How would you characterize the Fund's position at the close of the period?

As of June 30, 2004, the Fund was most overweight in the energy and information technology sectors. We have increased our weighting in information technology, based on our belief that the recent weakness in those stocks has bolstered the valuation case for owning them. We continue to be overweight energy stocks, with a bias toward independent producers and oil service companies. We believe many companies in emerging markets offer attractive combinations of high growth and cheap valuations. In addition to our South Korean holdings, we own shares of several companies based in Hungary, India, Indonesia, Mexico, Russia, Turkey and Taiwan.

We increased the number of Fund holdings to 180, up from 108 at the end of 2003. We believe the increased diversification benefits shareholders by decreasing stock-specific risk, while continuing to allow the Fund to profit from our best ideas.

We continue to create the portfolio one stock at a time, always searching for what are, in our opinion, high-quality businesses at bargain valuations. We believe this approach has the potential to yield the highest returns over the long term.


Jacqueline Bell
Vice President and Co-Portfolio Manager

Lawrence Berman
Vice President and Co-Portfolio Manager

Walid Kassem
Vice President and Co-Portfolio Manager


July 16, 2004



MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004



Performance Data (continued)

Recent Performance Results

                                                  6-Month          12-Month       Since Inception
As of June 30, 2004                             Total Return     Total Return       Total Return
ML Global Value Fund, Inc.--Class A Shares*         +0.27%          +21.65%            +59.94%
ML Global Value Fund, Inc.--Class B Shares*         -0.18           +20.59             +50.61
ML Global Value Fund, Inc.--Class C Shares*         -0.09           +20.62             +50.68
ML Global Value Fund, Inc.--Class I Shares*         +0.35           +21.87             +62.92
ML Global Value Fund, Inc.--Class R Shares*         +0.54           +22.25             +37.38
MSCI World Index**                                  +3.52           +24.00         +41.03/+34.10

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's since inception dates are from 11/01/96 for Class A, Class B, Class C & Class I Shares and from 1/03/03 for Class R Shares.

**This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United
States. Since inception total returns are from 11/30/96 and from 1/03/03.


MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/04                  +21.65%          +15.26%
Five Years Ended 6/30/04                + 0.55           - 0.52
Inception (11/01/96) through
6/30/04                                 + 6.32           + 5.58

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 6/30/04                  +20.59%          +16.59%
Five Years Ended 6/30/04                - 0.25           - 0.58
Inception (11/01/96) through
6/30/04                                 + 5.49           + 5.49

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 6/30/04                  +20.62%          +19.62%
Five Years Ended 6/30/04                - 0.24           - 0.24
Inception (11/01/96) through
6/30/04                                 + 5.50           + 5.50

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 6/30/04                  +21.87%          +15.48%
Five Years Ended 6/30/04                + 0.79           - 0.29
Inception (11/01/96) through
6/30/04                                 + 6.58           + 5.83

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.


Class R Shares                                            Return

One Year Ended 6/30/04                                   +22.25%
Inception (1/03/03) through
6/30/04                                                  +23.80



MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004


Schedule of Investments
                                                                                                    Value        Percent of
Europe       Industry+++      Shares Held    Common Stocks                                    (in U.S. dollars)  Net Assets
Belgium      Diversified           31,600    Fortis                                               $      699,720       0.1%
             Financial
             Services

                                             Total Common Stocks in Belgium                              699,720       0.1


Denmark      Commercial            85,800    Danske Bank                                               2,032,909       0.3
             Banks

                                             Total Common Stocks in Denmark                            2,032,909       0.3


Finland      Electronic           110,000    Perlos Oyj                                                1,145,598       0.2
             Equipment &
             Instruments

             Machinery             84,000    Kone Oyj                                                  5,077,227       0.7

             Paper & Forest       100,000    UPM-Kymmene Oyj                                           1,902,841       0.3
             Products

                                             Total Common Stocks in Finland                            8,125,666       1.2


France       Aerospace &           90,000    Zodiac SA                                                 3,062,673       0.4
             Defense

             Automobiles           50,800    Renault SA                                                3,869,045       0.6

             Chemicals             47,947    Air Liquide SA                                            7,927,738       1.2

             Insurance             32,700  ++Scor                                                         50,924       0.0

             Oil & Gas             51,840    TotalFinaElf SA                                           9,883,248       1.4

             Personal Products     11,900    L'Oreal SA                                                  950,490       0.1

                                             Total Common Stocks in France                            25,744,118       3.7


Germany      Capital Markets      416,400    Marschollek, Lautenschlaeger und Partner AG               6,145,217       0.9

             Food & Staples       230,500    Metro AG                                                 10,925,858       1.6
             Retailing

             Insurance            187,300    Hannover Rueckversicherungs AG                            6,250,709       0.9

                                             Total Common Stocks in Germany                           23,321,784       3.4


Greece       Diversified          380,000    Hellenic Telecommunications Organization SA
             Telecommunication               (OTE) (ADR)*                                              2,458,600       0.4
             Services

                                             Total Common Stocks in Greece                             2,458,600       0.4


Hungary      Commercial Banks      13,500    OTP Bank Rt.                                                275,738       0.0

                                             Total Common Stocks in Hungary                              275,738       0.0


Ireland      Commercial Banks      57,600    Allied Irish Banks PLC                                      892,106       0.1

                                             Total Common Stocks in Ireland                              892,106       0.1


Netherlands  Air Freight &        504,400    TNT Post Group NV                                        11,524,879       1.7
             Logistics

             Commercial Banks      47,300    ABN AMRO Holding NV                                       1,034,705       0.1

             Diversified           47,800    ING Groep NV                                              1,128,224       0.1
             Financial
             Services

             Food Products         37,400    Unilever NV 'A'                                           2,552,702       0.4

                                             Total Common Stocks in the Netherlands                   16,240,510       2.3


Norway       Communications       394,600    Tandberg ASA                                              4,170,014       0.6
             Equipment

             Diversified          999,400    Telenor A/S                                               6,949,590       1.0
             Telecommunication
             Services

             Energy               140,000  ++TGS Nopec Geophysical Company ASA                         2,262,137       0.3
             Equipment &
             Service

                                             Total Common Stocks in Norway                            13,381,741       1.9


Russia       Commercial Banks       4,850    Sberbank RF                                               1,954,550       0.3

             Wireless              20,000    Mobile Telesystems (ADR)*                                 2,440,000       0.3
             Telecommunication
             Services

                                             Total Common Stocks in Russia                             4,394,550       0.6


Spain        Commercial Banks      12,300    Banco Popular Espanol SA                                    694,666       0.1

                                             Total Common Stocks in Spain                                694,666       0.1


Sweden       Building Products    391,400    Assa Abloy AB 'B'                                         5,000,996       0.7

                                             Total Common Stocks in Sweden                             5,000,996       0.7


MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)

Europe                                                                                              Value        Percent of
(concluded)  Industry+++      Shares Held    Common Stocks                                    (in U.S. dollars)  Net Assets
Switzerland  Food Products         40,900    Nestle SA (Registered Shares)                        $   10,907,538       1.6%

                                             Total Common Stocks in Switzerland                       10,907,538       1.6


Turkey       Commercial     1,257,001,000    Akbank T.A.S                                              4,616,345       0.7
             Banks

                                             Total Common Stocks in Turkey                             4,616,345       0.7


United       Commercial Banks     456,000    Lloyds TSB Group PLC                                      3,570,382       0.5
Kingdom                            74,000    London Scottish Bank PLC                                    157,013       0.0
                                                                                                  --------------     ------
                                                                                                       3,727,395       0.5

             Consumer Finance     266,700    Kensington Group PLC                                      2,130,524       0.3
                                  127,800    Provident Financial PLC                                   1,391,750       0.2
                                                                                                  --------------     ------
                                                                                                       3,522,274       0.5

             Food Products        477,477    Unilever PLC                                              4,684,541       0.7

             Insurance            308,136    Legal & General Group PLC                                   530,864       0.1

             Pharmaceuticals       95,000    GlaxoSmithKline PLC                                       1,922,672       0.3
                                1,008,365  ++Shire Pharmaceuticals Group PLC                           8,805,044       1.3
                                                                                                  --------------     ------
                                                                                                      10,727,716       1.6

             Thrifts &            257,500    Northern Rock PLC                                         3,378,573       0.5
             Mortgage Finance

             Wireless           2,524,800    Vodafone Group PLC                                        5,528,809       0.8
             Telecommunication
             Services

                                             Total Common Stocks in the United Kingdom                32,100,172       4.7

                                             Total Common Stocks in Europe                           150,887,159      21.8



Latin America
Mexico       Wireless              65,000    America Movil SA de CV 'L' (ADR)*                         2,364,050       0.3
             Telecommunication
             Services

                                             Total Common Stocks in Latin America                      2,364,050       0.3



North America
Canada       Energy Equipment &    80,000  ++Precision Drilling Corporation                            3,840,800       0.5
             Service

             Oil & Gas            231,400    Canadian Natural Resources Ltd.                           6,912,228       1.0
                                  105,000    Canadian Oil Sands Trust                                  3,457,580       0.5
                                  100,000    EnCana Corp.                                              4,297,595       0.6
                                  260,100    Suncor Energy, Inc.                                       6,597,800       1.0
                                                                                                  --------------     ------
                                                                                                      21,265,203       3.1

                                             Total Common Stocks in Canada                            25,106,003       3.6


MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)

North America                                                                                       Value        Percent of
(continued)  Industry+++      Shares Held    Common Stocks                                    (in U.S. dollars)  Net Assets
United       Aerospace &           47,000    General Dynamics Corporation                         $    4,667,100       0.7%
States       Defense

             Capital Markets       84,000  ++Affiliated Managers Group, Inc.                           4,231,080       0.6
                                   26,700    The Bear Stearns Companies Inc.                           2,251,077       0.3
                                   13,100    Federated Investors, Inc. (Class B)                         397,454       0.1
                                   26,500    Lehman Brothers Holdings, Inc.                            1,994,125       0.3
                                                                                                  --------------     ------
                                                                                                       8,873,736       1.3

             Commercial Banks       5,800    City National Corporation                                   381,060       0.1
                                    2,100    SouthTrust Corporation                                       81,501       0.0
                                      600    U.S. Bancorp                                                 16,536       0.0
                                                                                                  --------------     ------
                                                                                                         479,097       0.1

             Communications       385,000  ++Avaya Inc.                                                6,079,150       0.9
             Equipment            335,100  ++Corning Incorporated                                      4,376,406       0.6
                                  871,500  ++Foundry Networks, Inc.                                   12,262,005       1.8
                                                                                                  --------------     ------
                                                                                                      22,717,561       3.3

             Computers &          590,000  ++EMC Corporation                                           6,726,000       1.0
             Peripherals          160,000    Hewlett-Packard Company                                   3,376,000       0.5
                                                                                                  --------------     ------
                                                                                                      10,102,000       1.5

             Consumer Finance      67,600    Capital One Financial Corporation                         4,622,488       0.7
                                   32,300    MBNA Corporation                                            833,017       0.1
                                                                                                  --------------     ------
                                                                                                       5,455,505       0.8

             Diversified            6,500    Citigroup Inc.                                              302,250       0.0
             Financial
             Services

             Electric              16,100    Exelon Corporation                                          535,969       0.1
             Utilities             23,200    FPL Group, Inc.                                           1,483,640       0.2
                                   12,000    PPL Corporation                                             550,800       0.1
                                                                                                  --------------     ------
                                                                                                       2,570,409       0.4

             Electrical            50,000    Roper Industries, Inc.                                    2,845,000       0.4
             Equipment

             Electronic            51,000  ++Trimble Navigation Limited                                1,417,290       0.2
             Equipment &
             Instruments

             Energy                86,000  ++BJ Services Company                                       3,942,240       0.6
             Equipment &          121,600  ++Cooper Cameron Corporation                                5,921,920       0.9
             Service              225,000  ++National-Oilwell, Inc.                                    7,085,250       1.0
                                  133,580  ++Noble Corporation                                         5,061,346       0.7
                                                                                                  --------------     ------
                                                                                                      22,010,756       3.2

             Food Products        199,600  ++Dean Foods Company                                        7,447,076       1.1
                                  141,600    General Mills, Inc.                                       6,730,248       0.9
                                                                                                  --------------     ------
                                                                                                      14,177,324       2.0

             Health Care           89,100  ++Anthem, Inc.                                              7,979,796       1.2
             Providers &           63,000  ++Health Net Inc.                                           1,669,500       0.2
             Services             120,000  ++Laboratory Corporation of America Holdings                4,764,000       0.7
                                   67,900    Quest Diagnostics Incorporated                            5,768,105       0.8
                                  148,300  ++Triad Hospitals, Inc.                                     5,521,209       0.8
                                  127,000    UnitedHealth Group Incorporated                           7,905,750       1.1
                                                                                                  --------------     ------
                                                                                                      33,608,360       4.8

             Hotels,              138,700    Ruby Tuesday, Inc.                                        3,807,315       0.6
             Restaurants &
             Leisure

             Household             35,000    Garmin Ltd.                                               1,296,400       0.2
             Durables

             Household            192,650    Colgate-Palmolive Company                                11,260,392       1.6
             Products              77,800    Kimberly-Clark Corporation                                5,125,464       0.8
                                                                                                  --------------     ------
                                                                                                      16,385,856       2.4

             IT Services           91,325    First Data Corporation                                    4,065,789       0.6


MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)

North America                                                                                       Value        Percent of
(continued)  Industry+++      Shares Held    Common Stocks                                    (in U.S. dollars)  Net Assets
United       Industrial           204,000    General Electric Company                             $    6,609,600       1.0%
States       Conglomerates         90,300    Tyco International Ltd.                                   2,992,542       0.4
(continued)                                                                                       --------------     ------
                                                                                                       9,602,142       1.4

             Insurance            147,000    ACE Limited                                               6,215,160       0.9
                                      500    Brown & Brown                                                21,550       0.0
                                   23,600    Everest Re Group, Ltd.                                    1,896,496       0.3
                                    5,500    Hilb, Rogal and Hamilton Company                            196,240       0.0
                                    2,500    Montpelier Re Holdings Ltd.                                  87,375       0.0
                                  273,600    PXRE Group Limited                                        6,913,872       1.0
                                      800    The Progressive Corporation                                  68,240       0.0
                                    2,400    Protective Life Corporation                                  92,808       0.0
                                  145,500    RenaissanceRe Holdings Ltd.                               7,849,725       1.2
                                   13,400  ++Triad Guaranty Inc.                                         779,880       0.1
                                                                                                  --------------     ------
                                                                                                      24,121,346       3.5

             Machinery            168,800    Dover Corporation                                         7,106,480       1.0

             Media                242,100    Clear Channel Communications, Inc.                        8,945,595       1.3
                                        1  ++Liberty Media International, Inc.                                19       0.0
                                  144,000    Viacom, Inc. (Class B)                                    5,143,680       0.7
                                                                                                  --------------     ------
                                                                                                      14,089,294       2.0

             Metals & Mining      260,000  ++AK Steel Holding Corporation                              1,370,200       0.2
                                   66,900    Peabody Energy Corporation                                3,745,731       0.5
                                                                                                  --------------     ------
                                                                                                       5,115,931       0.7

             Multiline Retail     229,500  ++Kohl's Corporation                                        9,703,260       1.4
                                  235,100    Sears, Roebuck & Co.                                      8,877,376       1.3
                                                                                                  --------------     ------
                                                                                                      18,580,636       2.7

             Oil & Gas             56,000    ConocoPhillips                                            4,272,240       0.6
                                   76,000    Devon Energy Corporation                                  5,016,000       0.7
                                   41,055  ++Kinder Morgan Management, LLC                             1,509,592       0.2
                                                                                                  --------------     ------
                                                                                                      10,797,832       1.5

             Paper & Forest        45,600    International Paper Company                               2,038,320       0.3
             Products

             Pharmaceuticals      205,800    Johnson & Johnson                                        11,463,060       1.7
                                  332,000    Pfizer, Inc.                                             11,380,960       1.6
                                  122,200    Schering-Plough Corporation                               2,258,256       0.3
                                                                                                  --------------     ------
                                                                                                      25,102,276       3.6

             Real Estate           43,300    AMB Property Corporation                                  1,499,479       0.2
                                  443,400    American Home Mortgage Investment Corp.                  11,497,362       1.7
                                    2,700    Equity Office Properties Trust                               73,440       0.0
                                  425,800    Friedman, Billings, Ramsey Group, Inc. (Class A)          8,426,582       1.2
                                   34,300    General Growth Properties, Inc.                           1,014,251       0.1
                                   52,500    The St. Joe Company                                       2,084,250       0.3
                                                                                                  --------------     ------
                                                                                                      24,595,364       3.5

             Semiconductors &     826,738  ++Lattice Semiconductor Corporation                         5,795,433       0.8
             Semiconductor
             Equipment

             Software              96,000  ++Amdocs Limited                                            2,249,280       0.3
                                   45,000  ++Check Point Software Technologies Ltd.                    1,214,550       0.2
                                  349,800    Computer Associates International, Inc.                   9,815,388       1.4
                                   33,000    Fair, Isaac and Company, Incorporated                     1,101,540       0.2
                                  193,600    Microsoft Corporation                                     5,529,216       0.8
                                  300,000  ++Oracle Corporation                                        3,579,000       0.5
                                                                                                  --------------     ------
                                                                                                      23,488,974       3.4

             Specialty Retail     355,000     Pier 1 Imports, Inc.                                     6,279,950       0.9
                                  193,500  ++Toys 'R' Us, Inc.                                         3,082,455       0.4
                                                                                                  --------------     ------
                                                                                                       9,362,405       1.3


MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)

North America                                                                                       Value        Percent of
(concluded)  Industry+++      Shares Held    Common Stocks                                    (in U.S. dollars)  Net Assets
United       Textiles,            241,800    Jones Apparel Group, Inc.                            $    9,546,264       1.4%
States       Apparel & Luxury     231,300    Liz Claiborne, Inc.                                       8,322,174       1.2
(concluded)  Goods                                                                                --------------     ------
                                                                                                      17,868,438       2.6

             Thrifts &             41,750    Countrywide Financial Corporation                         2,932,938       0.4
             Mortgage              67,800    Fannie Mae                                                4,838,208       0.7
             Finance              143,800    Freddie Mac                                               9,102,540       1.3
                                    7,000    MGIC Investment Corporation                                 531,020       0.1
                                    8,200    The PMI Group, Inc.                                         356,864       0.1
                                                                                                  --------------     ------
                                                                                                      17,761,570       2.6

             Wireless             185,000  ++Nextel Communications, Inc. (Class A)                     4,932,100       0.7
             Telecommunication
             Services
                                             Total Common Stocks in the United States                375,140,289      54.1

                                             Total Common Stocks in North America                    400,246,292      57.7



Pacific Basin/Asia
Australia    Commercial Banks       7,500    National Australia Bank Limited                             155,899       0.0

                                             Total Common Stocks in Australia                            155,899       0.0


Hong Kong    Industrial           320,000    Hutchison Whampoa Limited                                 2,184,671       0.3
             Conglomerates

             Real Estate        3,180,000    China Resources Beijing Land Limited                        395,472       0.1
                                  438,600    Hopson Development Holdings Limited                         103,467       0.0
                                                                                                  --------------     ------
                                                                                                         498,939       0.1

                                             Total Common Stocks in Hong Kong                          2,683,610       0.4


India        Commercial Banks      50,500    HDFC Bank Ltd.                                              406,417       0.0
                                  522,800    ICICI Bank Limited                                        2,779,170       0.4
                                                                                                  --------------     ------
                                                                                                       3,185,587       0.4

             Oil & Gas            200,000    Reliance Industries Ltd.                                  1,868,842       0.3

                                             Total Common Stocks in India                              5,054,429       0.7


Indonesia    Commercial Banks  22,801,200    PT Bank Central Asia Tbk                                  4,546,902       0.7

                                             Total Common Stocks in Indonesia                          4,546,902       0.7


Japan        Auto Components      230,900    Toyota Industries Corporation                             5,544,224       0.8

             Capital Markets       63,000    The Nomura Securities Co., Ltd.                             932,457       0.1

             Commercial Banks     426,000  ++The Bank of Yokohama, Ltd.                                2,662,622       0.4
                                      800  ++Shinsei Bank, Ltd.                                            5,103       0.0
                                                                                                  --------------     ------
                                                                                                       2,667,725       0.4

             Construction &       639,000    JGC Corporation                                           6,149,017       0.9
             Engineering

             Consumer Finance      23,400    Aeon Credit Service Co, Ltd.                              1,561,215       0.2
                                   13,000    Aiful Corporation                                         1,357,009       0.2
                                   76,000    Credit Saison Co., Ltd.                                   2,284,562       0.3
                                                                                                  --------------     ------
                                                                                                       5,202,786       0.7

             Electronic            76,500    Murata Manufacturing Co., Ltd.                            4,360,812       0.6
             Equipment &
             Instruments

             Food & Staples       121,000    Ito-Yokado Co., Ltd.                                      5,178,665       0.8
             Retailing

             Insurance                130    Millea Holdings, Inc.                                     1,930,074       0.3
                                      360    Mitsui Sumitomo Insurance Company, Limited                    3,382       0.0
                                                                                                  --------------     ------
                                                                                                       1,933,456       0.3

             Machinery            580,000    Kubota Corporation                                        3,082,986       0.4

             Office               142,000    Canon, Inc.                                               7,482,931       1.1
             Electronics


MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)

Pacific
Basin/Asia                                                                                          Value        Percent of
(concluded)  Industry+++      Shares Held    Common Stocks                                    (in U.S. dollars)  Net Assets
Japan        Pharmaceuticals       33,700    Eisai Company, Ltd.                                  $      969,784       0.2%
(concluded)                        28,300    Yamanouchi Pharmaceutical Co., Ltd.                         951,849       0.1
                                                                                                  --------------     ------

                                                                                                       1,921,633       0.3

             Semiconductors &     100,000    Nikon Corporation                                         1,125,418       0.2
             Semiconductor
             Equipment

             Trading              220,000    Mitsubishi Corporation                                    2,137,195       0.3
             Companies &
             Distributors

                                             Total Common Stocks in Japan                             47,719,305       6.9

Singapore    Electronic           100,000    Venture Manufacturing (Singapore) Ltd.                    1,045,023       0.2
             Equipment &
             Instruments

                                             Total Common Stocks in Singapore                          1,045,023       0.2


South Korea  Automobiles           84,000    Hyundai Motor Company Ltd.                                3,231,328       0.5

             Commercial Banks   1,143,300    Daegu Bank                                                6,114,750       0.9
                                  292,000    Hana Bank                                                 6,165,989       0.9
                                   72,200  ++Kookmin Bank                                              2,243,167       0.3
                                  944,900    Pusan Bank                                                5,233,544       0.7
                                                                                                  --------------     ------
                                                                                                      19,757,450       2.8

             Communications        73,957    KH Vatec Co., Ltd.                                        2,860,993       0.4
             Equipment

             Electric Utilities    76,600    Korea Electric Power Corporation                          1,233,025       0.2

             Electronic           424,518    Fine DNC Co., Ltd.                                        2,597,440       0.4
             Equipment &           59,000    Interflex Co., Ltd.                                       1,483,297       0.2
             Instruments          236,360  ++Power Logics Co.,  Ltd.                                   3,426,248       0.5
                                   19,700    Samsung Display Devices Co., Ltd.                         2,071,441       0.3
                                   82,600    You Eal Electronics Co., Ltd.                             2,316,088       0.3
                                                                                                  --------------     ------
                                                                                                      11,894,514       1.7

             Insurance             93,819    Korean Reinsurance Company                                3,450,720       0.5
                                  353,690    Oriental Fire & Marine Insurance Co., Ltd.                4,836,263       0.7
                                                                                                  --------------     ------
                                                                                                       8,286,983       1.2

             Semiconductors &       5,000    Samsung Electronics                                       2,064,042       0.3
             Semiconductor        324,400    Seoul Semiconductor Co.,  Ltd.                            3,621,601       0.5
             Equipment                                                                            --------------     ------
                                                                                                       5,685,643       0.8

             Wireless              16,600    SK Telecom Co., Ltd.                                      2,729,554       0.4
             Telecommunication
             Services

                                             Total Common Stocks in South Korea                       55,679,490       8.0


Taiwan       Electronic           250,000    Hon Hai Precision Industry                                  928,954       0.1
             Equipment &
             Instruments

             Machinery            707,500    Ichia Technologies, Inc.                                  1,419,627       0.2
                                1,600,000    Yuangtay Engineering Co., Ltd.                              851,367       0.1
                                                                                                  --------------     ------
                                                                                                       2,270,994       0.3

                                             Total Common Stocks in Taiwan                             3,199,948       0.4

                                             Total Common Stocks in the
                                             Pacific Basin/Asia                                      120,084,606      17.3

                                             Total Common Stocks
                                             (Cost--$602,398,475)                                    673,582,107      97.1


MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004


Schedule of Investments (concluded)

                                                                                                    Value        Percent of
                      Beneficial Interest    Short-Term Securities                            (in U.S. dollars)  Net Assets
                             $ 72,233,500    Merrill Lynch Liquidity Series, LLC Money
                                             Market Series (a)(b)                                 $   72,233,500      10.4%

                                             Total Short-Term Securities
                                             (Cost--$72,233,500)                                      72,233,500      10.4

             Total Investments (Cost--$674,631,975)                                                  745,815,607     107.5
             Liabilities in Excess of Other Assets                                                  (51,816,599)      (7.5)
                                                                                                  --------------     ------
             Net Assets                                                                           $  693,999,008     100.0%
                                                                                                  ==============     ======

*American Depositary Receipts (ADR).

++Non-income producing security.

+++For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                      Interest/
                                           Net         Dividend
Affiliate                                Activity       Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I            $ (7,595,543)    $ 33,021
Merrill Lynch Liquidity Series,
   LLC Money Market Series            $  27,478,180    $148,284
Merrill Lynch Premier
   Institutional Fund                  (14,918,440)    $ 41,769


(b)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004


Statement of Assets and Liabilities

As of June 30, 2004
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $68,434,741) (identified cost--$602,398,475)                                               $   673,582,107
       Investments in affiliated securities, at value (identified cost--$72,233,500)                             72,233,500
       Foreign cash (cost--$884,669)                                                                                883,266
       Receivables:
           Securities sold                                                                $    28,917,107
           Dividends                                                                            2,843,637
           Capital shares sold                                                                    325,231
           Securities lending--net                                                                 52,081
           Interest from affiliates                                                                 6,741        32,144,797
                                                                                          ---------------
       Prepaid expenses                                                                                              62,905
                                                                                                            ---------------
       Total assets                                                                                             778,906,575
                                                                                                            ---------------

Liabilities

       Collateral on securities loaned, at value                                                                 72,233,500
       Payables:
           Securities purchased                                                                 9,213,099
           Capital shares redeemed                                                              1,755,446
           Custodian bank                                                                         627,006
           Distributor                                                                            450,981
           Other affiliates                                                                       224,094
           Investment adviser                                                                      70,840        12,341,466
                                                                                          ---------------
       Accrued expenses and other liabilities                                                                       332,601
                                                                                                            ---------------
       Total liabilities                                                                                         84,907,567
                                                                                                            ---------------

Net Assets

       Net assets                                                                                           $   693,999,008
                                                                                                            ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                        $     1,600,187
       Class B Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                              3,331,112
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                828,444
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                517,837
       Class R Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                                  1,000
       Paid-in capital in excess of par                                                                         799,551,672
       Accumulated distributions in excess of investment income--net                      $   (2,076,805)
       Accumulated realized capital losses on investments and foreign currency
       transactions--net                                                                    (181,058,828)
       Unrealized appreciation on investments and foreign currency transactions--net           71,304,389
                                                                                          ---------------
       Total accumulated losses--net                                                                          (111,831,244)
                                                                                                            ---------------
       Net Assets                                                                                           $   693,999,008
                                                                                                            ===============

Net Asset Value

       Class A--Based on net assets of $179,797,638 and 16,001,871 shares outstanding                       $         11.24
                                                                                                            ===============
       Class B--Based on net assets of $364,908,246 and 33,311,119 shares outstanding                       $         10.95
                                                                                                            ===============
       Class C--Based on net assets of $90,599,007 and 8,284,442 shares outstanding                         $         10.94
                                                                                                            ===============
       Class I--Based on net assets of $58,582,119 and 5,178,374 shares outstanding                         $         11.31
                                                                                                            ===============
       Class R--Based on net assets of $111,998 and 9,995 shares outstanding                                $         11.21
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004


Statement of Operations

For the Six Months Ended June 30, 2004
Investment Income

       Dividends (net of $622,312 foreign withholding tax)                                                  $     6,910,506
       Securities lending--net                                                                                      190,053
       Interest from affiliates                                                                                      33,021
                                                                                                            ---------------
       Total income                                                                                               7,133,580
                                                                                                            ---------------

Expenses

       Investment advisory fees                                                           $     2,756,241
       Account maintenance and distribution fees--Class B                                       1,989,100
       Professional fees                                                                          784,450
       Account maintenance and distribution fees--Class C                                         475,079
       Transfer agent fees--Class B                                                               397,885
       Account maintenance fees--Class A                                                          230,745
       Transfer agent fees--Class A                                                               158,858
       Accounting services                                                                        153,676
       Custodian fees                                                                             136,469
       Transfer agent fees--Class C                                                                96,918
       Transfer agent fees--Class I                                                                49,354
       Printing and shareholder reports                                                            46,712
       Registration fees                                                                           33,021
       Directors' fees and expenses                                                                22,813
       Pricing fees                                                                                 5,381
       Account maintenance and distribution fees--Class R                                             123
       Transfer agent fees--Class R                                                                    40
       Other                                                                                       26,713
                                                                                          ---------------
       Total expenses                                                                                             7,363,578
                                                                                                            ---------------
       Investment loss--net                                                                                       (229,998)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net

       Realized gain (loss) from:
           Investments--net                                                                    67,929,346
           Foreign currency transactions--net                                                   (582,885)        67,346,461
                                                                                          ---------------
       Change in unrealized appreciation on:
           Investments--net                                                                  (66,162,613)
           Foreign currency transactions--net                                                   (199,572)      (66,362,185)
                                                                                          ---------------   ---------------
       Total realized and unrealized gain on investments and foreign currency
       transactions--net                                                                                            984,276
                                                                                                            ---------------
       Net Increase in Net Assets Resulting from Operations                                                 $       754,278
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004


Statements of Changes in Net Assets
                                                                                              For the Six        For the
                                                                                              Months Ended      Year Ended
                                                                                                June 30,       December 31,
Increase (Decrease) in Net Assets:                                                                2004             2003
Operations

       Investment income (loss)--net                                                      $     (229,998)   $       404,848
       Realized gain (loss) on investments and foreign currency transactions--net              67,346,461      (19,279,916)
       Change in unrealized appreciation on investments and foreign currency
       transactions--net                                                                     (66,362,185)       252,675,709
                                                                                          ---------------   ---------------
       Net increase in net assets resulting from operations                                       754,278       233,800,641
                                                                                          ---------------   ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                    (71,451,585)     (182,297,642)
                                                                                          ---------------   ---------------

Net Assets

       Total increase (decrease) in net assets                                               (70,697,307)        51,502,999
       Beginning of period                                                                    764,696,315       713,193,316
                                                                                          ---------------   ---------------
       End of period*                                                                     $   693,999,008   $   764,696,315
                                                                                          ===============   ===============
           *Accumulated distributions in excess of investment income--net                 $   (2,076,805)   $   (1,846,807)
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004


Financial Highlights
                                                                                        Class A
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                              June 30,         For the Year Ended December 31,+++++
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

       Net asset value, beginning of period                  $    11.21   $     8.00   $    10.83   $    12.96   $    14.67
                                                             ----------   ----------   ----------   ----------   ----------
       Investment income--net***                                    .03          .05          .04          .03          .02
       Realized and unrealized gain (loss) on
       investments and foreign currency
       transactions--net                                           --++         3.16       (2.73)       (1.81)          .01
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                             .03         3.21       (2.69)       (1.78)          .03
                                                             ----------   ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                    --           --        (.14)           --           --
           In excess of investment income--net                       --           --           --           --        (.32)
           Realized gain on investments--net                         --           --           --        (.35)       (1.42)
                                                             ----------   ----------   ----------   ----------   ----------
       Total dividends and distributions                             --           --        (.14)        (.35)       (1.74)
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of period                        $    11.24   $    11.21   $     8.00   $    10.83   $    12.96
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                       .27%+++       40.13%     (25.11%)     (13.92%)         .39%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                  1.50%*        1.47%        1.31%        1.20%        1.16%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment income--net                                     .46%*         .58%         .47%         .26%         .17%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)              $  179,798   $  185,110   $  160,977   $  301,579   $  398,260
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                        57.16%       42.93%       53.29%       37.06%       52.81%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effect of sales charges.

***Based on average shares outstanding.

++Amount is less than $.01 per share.

+++Aggregate total investment return.

+++++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004


Financial Highlights (continued)
                                                                                        Class B
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                              June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

       Net asset value, beginning of period                  $    10.97   $     7.89   $    10.64   $    12.84   $    14.50
                                                             ----------   ----------   ----------   ----------   ----------
       Investment loss--net***                                    (.02)        (.02)        (.03)        (.06)        (.08)
       Realized and unrealized gain (loss) on
       investments and foreign currency
       transactions--net                                           --++         3.10       (2.70)       (1.79)          .02
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                           (.02)         3.08       (2.73)       (1.85)        (.06)
                                                             ----------   ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                    --           --        (.02)           --           --
           In excess of investment income--net                       --           --           --           --        (.18)
           Realized gain on investments--net                         --           --           --        (.35)       (1.42)
                                                             ----------   ----------   ----------   ----------   ----------
       Total dividends and distributions                             --           --        (.02)        (.35)       (1.60)
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of period                        $    10.95   $    10.97   $     7.89   $    10.64   $    12.84
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                     (.18%)+++       39.04%     (25.72%)     (14.60%)       (.29%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                  2.27%*        2.25%        2.09%        1.97%        1.92%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment loss--net                                     (.35%)*       (.19%)       (.31%)       (.50%)       (.59%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)              $  364,908   $  426,237   $  415,901   $  902,441   $1,437,628
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                        57.16%       42.93%       53.29%       37.06%       52.81%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effect of sales charges.

***Based on average shares outstanding.

++Amount is less than $.01 per share.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004


Financial Highlights (continued)
                                                                                        Class C
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                              June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

       Net asset value, beginning of period                  $    10.95   $     7.88   $    10.64   $    12.83   $    14.50
                                                             ----------   ----------   ----------   ----------   ----------
       Investment loss--net***                                    (.02)        (.02)        (.03)        (.06)        (.08)
       Realized and unrealized gain (loss) on
       investments and foreign currency
       transactions--net                                            .01         3.09       (2.70)       (1.78)          .01
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                           (.01)         3.07       (2.73)       (1.84)        (.07)
                                                             ----------   ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                    --           --        (.03)           --           --
           In excess of investment income--net                       --           --           --           --        (.18)
           Realized gain on investments--net                         --           --           --        (.35)       (1.42)
                                                             ----------   ----------   ----------   ----------   ----------
       Total dividends and distributions                             --           --        (.03)        (.35)       (1.60)
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of period                        $    10.94   $    10.95   $     7.88   $    10.64   $    12.83
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                      (.09%)++       38.96%     (25.73%)     (14.53%)       (.33%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                  2.28%*        2.25%        2.09%        1.97%        1.93%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment loss--net                                     (.34%)*       (.20%)       (.30%)       (.52%)       (.59%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)              $   90,599   $   98,439   $   91,552   $  201,621   $  280,018
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                        57.16%       42.93%       53.29%       37.06%       52.81%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effect of sales charges.

***Based on average shares outstanding.

++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004


Financial Highlights (continued)
                                                                                        Class I
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                              June 30,         For the Year Ended December 31,+++++
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

       Net asset value, beginning of period                  $    11.27   $     8.03   $    10.87   $    12.98   $    14.72
                                                             ----------   ----------   ----------   ----------   ----------
       Investment income--net***                                    .04          .08          .07          .06          .06
       Realized and unrealized gain (loss) on
       investments and foreign currency
       transactions--net                                           --++         3.16       (2.73)       (1.82)          .02
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                             .04         3.24       (2.66)       (1.76)          .08
                                                             ----------   ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                    --           --        (.18)           --           --
           In excess of investment income--net                       --           --           --           --        (.40)
           Realized gain on investments--net                         --           --           --        (.35)       (1.42)
                                                             ----------   ----------   ----------   ----------   ----------
       Total dividends and distributions                             --           --        (.18)        (.35)       (1.82)
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of period                        $    11.31   $    11.27   $     8.03   $    10.87   $    12.98
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                       .35%+++       40.35%     (24.87%)     (13.74%)         .69%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                  1.25%*        1.22%        1.05%         .95%         .91%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment income--net                                     .73%*         .83%         .75%         .51%         .42%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)              $   58,582   $   54,911   $   44,763   $  117,724   $  194,765
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                        57.16%       42.93%       53.29%       37.06%       52.81%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effect of sales charges.

***Based on average shares outstanding.

++Amount is less than $.01 per share.

+++Aggregate total investment return.

+++++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004


Financial Highlights (concluded)
                                                                                                        Class R

The following per share data and ratios have been derived                                  For the Six      For the Period
from information provided in the financial statements.                                     Months Ended   January 3, 2003++
                                                                                             June 30,      to December 31,
Increase (Decrease) in Net Asset Value:                                                        2004              2003
Per Share Operating Performance

       Net asset value, beginning of period                                                  $      11.15      $       8.16
                                                                                             ------------      ------------
       Investment income--net***                                                                      .04               .13
       Realized and unrealized gain on investments and foreign currency transactions--net             .02              2.86
                                                                                             ------------      ------------
       Total from investment operations                                                               .06              2.99
                                                                                             ------------      ------------
       Net asset value, end of period                                                        $      11.21      $      11.15
                                                                                             ============      ============

Total Investment Return**

       Based on net asset value per share                                                         .54%+++         36.64%+++
                                                                                             ============      ============

Ratios to Average Net Assets

       Expenses                                                                                    1.75%*            1.72%*
                                                                                             ============      ============
       Investment income--net                                                                       .23%*             .33%*
                                                                                             ============      ============

Supplemental Data

       Net assets, end of period (in thousands)                                              $        112            --++++
                                                                                             ============      ============
       Portfolio turnover                                                                          57.16%            42.93%
                                                                                             ============      ============

*Annualized.

**Total investment returns exclude the effect of sales charges.

***Based on average shares outstanding.

++Commencement of operations.

++++Amount is less than $1,000.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may vary from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchancge ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004



Notes to Financial Statements (continued)


(b) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.



MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004



Notes to Financial Statements (continued)


(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee in an amount to be determined from time to time by MLIM and MLAM U.K., but in no event in excess of the amount that MLIM actually receives.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .75%
Class C                          .25%                   .75%
Class R                          .25%                   .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.



MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004



Notes to Financial Statements (continued)


For the six months ended June 30, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                 FAMD                 MLPF&S

Class A                       $ 1,346               $ 15,638
Class I                       $     2               $     36


For the six months ended June 30, 2004, MLPF&S received contingent deferred sales charges of $61,726 and $1,774 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of June 30, 2004, the Fund lent securities with a value of $11,119,815 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2004, MLIM, LLC received $81,436 in securities lending agent fees.

In addition, MLPF&S received $293,695 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2004.

For the six months ended June 30, 2004, the Fund reimbursed MLIM
$7,919 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2004 were $416,809,331 and $502,667,585, respectively.

Net realized gains (losses) for the six months ended June 30, 2004 and net unrealized appreciation as of June 30, 2004 were as follows:

                                        Realized         Unrealized
                                  Gains (Losses)       Appreciation

Long-term investments            $    67,929,346    $    71,183,632
Foreign currency transactions          (582,885)            120,757
                                 ---------------    ---------------
Total                            $    67,346,461    $    71,304,389
                                 ===============    ===============


As of June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $68,726,304, of which $99,731,786 related to appreciated securities and $31,005,482 related to depreciated securities. The aggregate cost of investments at June 30, 2004 for federal income tax purposes was $677,089,303.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $71,451,585 and $182,297,642 for the six months ended June 30, 2004 and for the year ended December 31, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                              417,676    $     4,755,395
Automatic conversion of shares         1,029,311         11,692,519
                                  --------------    ---------------
Total issued                           1,446,987         16,477,914
Shares redeemed                      (1,964,580)       (22,275,831)
                                  --------------    ---------------
Net decrease                           (517,593)    $   (5,827,917)
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended December 31, 2003                   Shares             Amount

Shares sold                            1,099,197    $    10,307,549
Automatic conversion of shares         1,465,442         13,450,856
                                  --------------    ---------------
Total issued                           2,564,639         23,758,405
Shares redeemed                      (6,164,424)       (55,870,998)
                                  --------------    ---------------
Net decrease                         (3,599,785)    $  (32,112,593)
                                  ==============    ===============



MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004



Notes to Financial Statements (continued)


Class B Shares for the
Six Months Ended                                             Dollar
June 30, 2004                             Shares             Amount

Shares sold                              525,299    $     5,859,363
Automatic conversion of shares       (1,053,565)       (11,692,519)
Shares redeemed                      (5,025,800)       (55,614,378)
                                  --------------    ---------------
Net decrease                         (5,554,066)    $  (61,447,534)
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended December 31, 2003                   Shares             Amount

Shares sold                            1,147,241    $    10,419,967
Automatic conversion of shares       (1,491,500)       (13,450,856)
Shares redeemed                     (13,487,329)      (118,494,468)
                                  --------------    ---------------
Net decrease                        (13,831,588)    $ (121,525,357)
                                  ==============    ===============


Class C Shares for the
Six Months Ended                                             Dollar
June 30, 2004                             Shares             Amount

Shares sold                              177,332    $     1,986,240
Shares redeemed                        (883,721)        (9,773,850)
                                  --------------    ---------------
Net decrease                           (706,389)    $   (7,787,610)
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended December 31, 2003                   Shares             Amount

Shares sold                              384,926    $     3,506,987
Shares redeemed                      (3,012,705)       (26,163,223)
                                  --------------    ---------------
Net decrease                         (2,627,779)    $  (22,656,236)
                                  ==============    ===============


Class I Shares for the
Six Months Ended                                             Dollar
June 30, 2004                             Shares             Amount

Shares sold                              876,891    $    10,037,615
Shares redeemed                        (571,640)        (6,528,300)
                                  --------------    ---------------
Net increase                             305,251    $     3,509,315
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended December 31, 2003                   Shares             Amount

Shares sold                              878,829    $     8,416,886
Shares redeemed                      (1,583,082)       (14,420,442)
                                  --------------    ---------------
Net decrease                           (704,253)    $   (6,003,556)
                                  ==============    ===============


Class R Shares for the
Six Months Ended                                             Dollar
June 30, 2004                             Shares             Amount

Shares sold                               21,468    $       228,984
Shares redeemed                         (11,485)          (126,823)
                                  --------------    ---------------
Net increase                               9,983    $       102,161
                                  ==============    ===============


Class R Shares for the Period
January 3, 2003++ to                                         Dollar
December 31, 2003                         Shares             Amount

Shares sold                                   12    $           100
                                  --------------    ---------------
Net increase                                  12    $           100
                                  ==============    ===============

++Commencement of operations.


Effective June 30, 2004, the Fund began charging a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2004.



MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004



Notes to Financial Statements (concluded)


6. Commitments:
At June 30, 2004, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $591,000 and $10,557,000, respectively.


7. Capital Loss Carryfoward:
On December 31, 2003, the Fund had a net capital loss carryforward of $248,237,214, of which $93,124,524 expires in 2009, $126,938,846 expires in 2010 and $28,173,844 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


8. Subsequent Event:
The Fund paid the following ordinary income dividend on July 27, 2004 to shareholders of record on July 21, 2004.


                                                   Per Share
Class                                                 Amount

Class A                                          $  0.013943
Class I                                          $  0.039904
Class R                                          $  0.039904



Officers and Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Jacqueline Bell, Vice President and
   Co-Portfolio Manager
Lawrence Berman, Vice President and
   Co-Portfolio Manager
Walid Kassem, Vice President and
   Co-Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH GLOBAL VALUE FUND, INC., JUNE 30, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Value Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Global Value Fund, Inc.


Date: August 13, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Global Value Fund, Inc.


Date: August 13, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Value Fund, Inc.


Date: August 13, 2004